Exhibit 99.2

LiveOne (Nasdaq: LVO) to Announce First Quarter Fiscal Year 2025 Financial Results and Host Investor Webcast on Tuesday August 13, 2024

- Investor Webcast on Tuesday, August 13, 2024 at 10:00am ET / 7:00am PT

LOS ANGELES, Aug. 07, 2024 (GLOBE NEWSWIRE) -- LiveOne (Nasdaq: LVO), an award-winning, creator-first, music, entertainment and technology platform, plans to announce its operating and financial results for its first quarter fiscal year 2025 ended June 30, 2024 (“Q1 FY 2025”) on Tuesday, August 13, 2024.

LiveOne’s senior management will host a live conference call and audio webcast to provide a business update and discuss its operating and financial results for Q1 FY 2025 beginning at 10:00 am ET / 7:00 am PT on Tuesday, August 13, 2024.

*** PARTICIPANT DIAL-IN DETAILS***

To participate in the conference call, register using the link below:

Registration Link: https://www.netroadshow.com/events/login?show=086db25a&confId=69441

●	Avoid wait time - Bypass speaking with an operator to join the call

●	Receive a Calendar Invitation with call access details including your unique PIN

●	Receive Replay details

Operator Assisted Dial-In:

United States (Local): +1 404 975 4839

United States (Toll-Free): +1 833 470 1428

Global Dial-In Numbers:

https://www.netroadshow.com/events/global-numbers?confId=69441

Access Code: 808439

Replay Details:

Replay Expiration Date: Saturday, September 11, 2024 11:59 PM EDT
Replay Dial-In:
United States (Local): +1 929 458 6194
United States (Toll-Free): +1 866 813 9403
Access Code: 410380

***WEBCAST DETAILS***

Event Title: LiveOne, Inc. (LVO) Q1 Fiscal 2025 Financial Results & Business Update Webcast

Event Date: August 13, 2024 10:00 AM (GMT-04:00) Eastern Time (US and Canada)

Attendee URL: https://events.q4inc.com/attendee/964408041

About LiveOne

Headquartered in Los Angeles, CA, LiveOne (Nasdaq: LVO) is an award-winning, creator-first, music, entertainment, and technology platform focused on delivering premium experiences and content worldwide through memberships and live and virtual events. LiveOne’s wholly-owned subsidiaries include Slacker Radio, PodcastOne (Nasdaq: PODC), PPVOne, CPS, LiveXLive, DayOne Music Publishing, Drumify and Splitmind. LiveOne is available on iOS, Android, Roku, Apple TV, Spotify, Samsung, Amazon Fire, Android TV, and through STIRR’s OTT applications. For more information, visit liveone.com and follow us on Facebook, Instagram, TikTok, YouTube and Twitter at @liveone. For more investor information, please visit ir.liveone.com.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release are “forward-looking statements,” which may often, but not always, be identified by the use of such words as “may,” “might,” “will,” “will likely result,” “would,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or the negative of such terms or other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including: LiveOne’s reliance on one key customer for a substantial percentage of its revenue; LiveOne’s ability to consummate any proposed financing, acquisition, spin-out, special dividend, merger, distribution or transaction, the timing of the consummation of any such proposed event, including the risks that a condition to the consummation of any such event would not be satisfied within the expected timeframe or at all, or that the consummation of any proposed financing, acquisition, spin-out, merger, special dividend, distribution or transaction will not occur or whether any such event will enhance shareholder value; LiveOne’s ability to continue as a going concern; LiveOne’s ability to attract, maintain and increase the number of its users and paid members; LiveOne identifying, acquiring, securing and developing content; LiveOne’s intent to repurchase shares of its and/or PodcastOne’s common stock from time to time under LiveOne’s announced stock repurchase program and the timing, price, and quantity of repurchases, if any, under the program; LiveOne’s ability to maintain compliance with certain financial and other covenants; LiveOne successfully implementing its growth strategy, including relating to its technology platforms and applications; management’s relationships with industry stakeholders; uncertain and unfavorable outcomes in legal proceedings; changes in economic conditions; competition; risks and uncertainties applicable to the businesses of LiveOne’s subsidiaries; and other risks, uncertainties and factors including, but not limited to, those described in LiveOne’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 1, 2024, and in LiveOne’s other filings and submissions with the SEC. These forward-looking statements speak only as of the date hereof, and LiveOne disclaims any obligation to update these statements, except as may be required by law. LiveOne intends that all forward-looking statements be subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

LiveOne IR Contact:

Liviakis Financial Communications, Inc.
(415) 389-4670
john@liviakis.com

LiveOne Press Contact:

LiveOne
press@liveone.com

Follow LiveOne on social media: Facebook, Instagram, TikTok, YouTube, and Twitter at @liveone.